GOLDMAN SACHS ETF TRUST

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

(the “Fund”)

Supplement dated December 29, 2016 to the

Prospectus dated December 29, 2016

The above-listed Fund is not yet in operation and thus is not currently offered by the Goldman Sachs ETF Trust.

This Supplement should be retained with your Prospectus for future reference.

ACTBETAOPSTK 12-16